THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. (the "Plan Agent"), at (800) 331-1710. In addition, information on the Fund is now available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax paid (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the Fund), if any, as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the rights to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc. P.O. Box 8030 Boston, Massachusetts 02266.

TENDER OFFER PROGRAM

At special meetings of the Board of Directors in October and November 2000, the Board of Directors authorized the Fund to conduct a tender offer to attempt to reduce the market discount at which the Fund's shares were trading to their net asset value ("NAV"). The tender offer was conducted in lieu of the share repurchase programs previously announced on August 21, 2000 and September 6, 2000. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. Pursuant to the terms of the tender offer, the Fund purchased approximately 40% of its outstanding shares (or 3,932,244.17 shares) at a price equal to $13.93 per share, the per share NAV as of the close of regular trading on the New York Stock Exchange on the expiration date of the tender offer.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS

At the annual meeting of stockholders of the Fund, as reconvened on November 10, 2000, the stockholders reelected Ishaat Hussain and Christopher Reeves as Directors of the Fund and ratified the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001. The resulting vote count for each proposal is listed below:

1.   Election of Directors:
     Ishaat Hussain              For:                          4,863,742
                                 Withheld Authority:             124,788

     Christopher Reeves          For:                          4,864,930
                                 Withheld Authority:             123,600

2. Ratification of selection of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:

                                 For:                          3,952,715
                                 Against:                         29,303
                                 Abstain:                      1,006,512

RESIGNATION OF DIRECTORS

Antoine van Agtmael resigned as a Director of the Fund effective September 29, 2000. Peter J. Pearson resigned as a Director of the Fund effective October 27, 2000. G.P. Gupta resigned as a Director of the Fund effective December 31, 2000. The Board of Directors does not currently expect to fill the vacancies on the Board created by these resignations.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                               February 20, 2001

Dear Shareholders:

The Indian economy grew 6.4% during the 1999-2000 fiscal year (year ended March 31, 2000) and is expected to grow 6.5% in the current fiscal year (year ending March 31, 2001). The industrial sector is expected to grow 6.5% and the services sector, which contributes almost 50% of the economy's output, is expected to grow 7% to 8%. The banking sector experienced solid growth in deposits and non-food credit, which helps fuel industrial growth.

The Indian government expects the economy to grow 9% during the period from 2002 to 2007. Sustained industrial growth and the continued development of India's natural and human resources together are expected to help achieve this goal.

A massive earthquake in January 2001 in the state of Gujarat claimed thousands of lives and destroyed buildings and infrastructure facilities. The country is trying to cope with the shock of this tragedy and is beginning to face the challenge of establishing reconstruction programs to repair some of the damage caused by the earthquake.

The recent increase in global crude oil prices has contributed to a slight increase in the rate of inflation in India. However, the government and the Reserve Bank of India have taken measures to try to contain inflation. Moreover, the government's recent policies demonstrate a commitment to economic reforms and the reduction of the fiscal deficit through fiscal discipline. In the winter Parliament session, the government introduced the Fiscal Responsibility and Budget Management Bill to reduce the fiscal deficit and eliminate the revenue deficit over a five-year period. The government also introduced a bill to reduce the government's stake in Public Sector Unit ("PSU") banks to 33%. In addition, the government has decided to significantly reduce its holdings in other public sector enterprises. Further, the cabinet committee on disinvestment approved a proposal to sell the government's stake in Videsh Sanchar Nigam Limited, an international long-distance telecommunication business and Computer Maintenance Corporation to a strategic partner. Finally, the Insurance Regulatory Development Authority issued licenses to private insurance companies, allowing them to operate in the country for the first time in 44 years.

Overall liquidity has shown significant improvement with U.S. $5.5 billion inflows from the India Millennium Deposit of the State Bank of India. This liquidity combined with the recent decision of the U.S. Federal Reserve Bank to lower U.S. interest rates is likely to ease the pressure on Indian interest rates. Exports are expected to grow 20% (in U.S.$ terms) during the current 2000-01 fiscal year. With foreign investment and software exports experiencing continued growth, the current account deficit should be at a manageable level of 1% of gross domestic product by the end of the 2000-01 fiscal year. Capital flows, including portfolio inflows, have contributed to the overall

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------
balance of payments surplus. The increase in foreign exchange reserves to U.S. $40 billion in January 2001 helped to stabilize the Indian rupee after a long period of volatility.

Indian corporations experienced notable income and profit growth during the first nine months of the 2000-01 fiscal year. Sales and profits are expected to increase 20% and 25%, respectively, during the 2000-01 fiscal year. Stable interest rates have benefited Indian corporations and a lowering of interest rates in the future should provide further gains for these corporations. Despite the fall of technology stocks listed on Nasdaq, and signs of a potential slowdown in the U.S. economy, the Indian software sector is estimated to grow 50% over the next few years. More than 185 of the Fortune 500 companies source software requirements from India. Software export earnings may exceed U.S.$6.2 billion in the 2000-01 fiscal year and are expected to be U.S.$9.4 billion in the 2001-02 fiscal year.

An increased interest in emerging markets, particularly Indian markets, by foreign institutional investors ("FIIs") contributed to the stock market gains during January 2001. The net FII inflow during the month of January 2001 was U.S.$914 million, representing the equivalent of approximately 61% of the net FII inflow for the calendar year 2000.

We believe the India Growth Fund Inc. offers a solid investment opportunity for capital growth and our outlook for the Indian stock markets remains positive.

Sincerely,

/s/ P.S. Subramanyam

P.S. Subramanyam
Chairman of the Board
& President

The India Growth Fund Inc.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The gross domestic product ("GDP") of India grew 5.9% rate during the first half of the 2000-01 fiscal year (year ending March 31, 2001) compared to 6.4% during the 1999-2000 fiscal year. The Reserve Bank of India expects GDP to grow 6.5% during the 2000-01 fiscal year.

    - Industrial production increased 6.0% during the period from April to November 2000 compared to 6.2% during the same period in 1999. The Index of Industrial Production ("IIP") grew 5.9% during the 1999-2000 fiscal year. The consumer durables and non-durables sectors were major contributors to overall growth.

    - Although overall agricultural production slowed during the 1999-2000 fiscal year, India posted a record foodgrain production of 208.8 million tons. Agricultural production may continue to decrease during the current 2000-01 fiscal year due to a less than normal rainfall during the monsoon and post-monsoon seasons.

    - The annual inflation rate, as measured by the Wholesale Price Index ("WPI"), averaged 3.3% during the 1999-2000 fiscal year, and the Consumer Price Index ("CPI") averaged 3.4% during the same period. It is expected that the annual inflation rate and the CPI will increase to approximately 7% and 5%, respectively, for the 2000-01 fiscal year due primarily to an increase in fuel prices.

    - Improved fiscal management and revenue realization contributed to the reduction of the fiscal deficit during the period from April to November 2000. Liquidity and interest rates remained stable due to U.S. $5.5 billion (Rs. 256 billion) inflows from the India Millennium Deposit of the State Bank of India which helped bolster foreign exchange reserves. After experiencing extreme volatility in the foreign exchange market, the rupee has remained stable since November 2000.

    - The money supply grew 13.9% during the 1999-2000 fiscal year. For the nine months ended December 2000, the money supply grew 16.6% compared to 16.4% during the nine months ended December 1999. Bank deposits and credit grew 18.5% and 20.9%, respectively, during the nine months ended December 2000 compared to 15.8% and 18.7%, respectively, during the nine months ended December 1999.

    - Exports grew 18.3% during the period from April to November 2000. However, a 15% increase in imports during the same time period led to a marginal widening of the trade deficit to U.S.$6.2 billion compared to U.S.$6.1 billion in the previous year.

    - Recent governmental policies clearly demonstrate a commitment to further economic reforms.

*Source: Centre for Monitoring Indian Economy ("CMIE"), Government of India Publication -- Economic Survey and Central Statistical Organization

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Bombay Stock Exchange Sensitive Index ("BSESI") decreased 35% from 5,375 points on January 1, 2000 to 3,972 points on December 31, 2000. After a rally during the first half of the year, the market experienced a downturn during July 2000. The BSESI increased somewhat in August 2000 but then declined again in September 2000 due to apprehensions about the destabilizing impact of rising oil prices in the economy. During October 2000, the weak performance of the Nasdaq negatively impacted the market and led to concerns among investors about a slowdown of the U.S. economy.

    - During the first nine months of the 2000-01 fiscal year, Rs. 24 billion were raised in the primary market through 101 initial public offerings ("IPOs") compared to Rs. 15 billion raised through 24 IPOs during the same period in the 1999-2000 fiscal year. The increase in the number of IPOs was largely due to activity in the information, communication and entertainment sectors. The mutual fund industry continued to be active, attracting investments valued at Rs. 532 billion during the period from April to November 2000 bringing the total value of assets managed in India to Rs. 995 billion.

    - The Securities and Exchange Board of India ("SEBI") continued its endeavor to effectuate capital market reforms. SEBI eased certain restrictions on IPOs conducted by companies outside of the information technology, media and infrastructure sectors. Additionally, SEBI revised the regulations relating to mergers and acquisitions to include a stipulation that an acquiring company must inform a target company and the relevant stock exchanges once it acquires 5% of the equity shares of the target company, and again once it has acquired 10% and 14% of the equity shares of the target company.

    - The Indian corporate sector performed well during the first nine months of the 2000-01 fiscal year. According to a study by the CMIE, sales grew by an average of 23% with a 20% average increase in after-tax-profits for 1,715 listed companies. Early third quarter results for the 2000-01 fiscal year have been very positive. In particular, impressive third quarter results among information technology companies has helped to alleviate fears that growth in this sector has slowed.

    - An increased interest in emerging markets, particularly Indian markets, by foreign institutional investors ("FIIs") contributed to an increase in the BSESI of 9.4% during January 2001. FIIs invested a net of U.S.$914 million in the market in January 2001. The decision by the government to decrease its holdings in public sector enterprises as well as high growth in the information technology sector have contributed to the attractive investment environment in India.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock
 Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report on Fund Performance
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV, $NAV VS BOMBAY
STOCK EXCHANGE SENSITIVE INDEX
December 31, 1999 - December 31, 2000

           BSESI   RENAV   NAV($)
29-Dec-99  100.00  100.00  100.00
05-Jan-00  110.18  108.45  110.10
12-Jan-00  112.94  103.77  105.34
19-Jan-00  112.08  108.84  110.22
26-Jan-00  110.40  111.15  112.38
02-Feb-00  109.11  117.39  118.45
09-Feb-00  116.19  120.08  121.20
16-Feb-00  117.76  122.08  122.93
23-Feb-00  116.05  132.06  132.80
01-Mar-00  116.05  130.22  131.02
08-Mar-00  113.36  130.95  131.75
15-Mar-00  107.98  119.41  120.37
22-Mar-00  106.99  120.16  121.06
29-Mar-00  104.95  115.54  116.45
05-Apr-00   97.84   94.35   95.61
12-Apr-00  111.62  107.25  108.22
19-Apr-00   95.97   88.10   89.36
26-Apr-00   98.58   84.95   86.25
03-May-00   89.17   74.05   75.51
10-May-00   91.70   79.32   79.76
17-May-00   87.08   71.73   72.64
24-May-00   80.91   66.98   67.66
31-May-00   91.19   74.09   73.82
07-Jun-00   94.71   81.08   80.13
14-Jun-00   95.13   81.72   80.81
21-Jun-00   97.32   84.02   83.10
28-Jun-00   97.67   80.99   81.27
30-Jun-00   97.67   80.60   81.00
5-Jul-00   101.03   84.14   84.38
12-Jul-00  100.74   84.70   84.70
19-Jul-00   94.94   79.23   82.87
26-Jul-00   86.21   72.54   72.82
2-Aug-00    87.64   73.24   72.86
9-Aug-00    88.79   72.02   71.27
16-Aug-00   88.97   73.49   72.50
23-Aug-00   91.42   76.60   75.19
30-Aug-00   90.74   78.28   76.79
6-Sep-00    94.74   82.75   81.32
13-Sep-00   96.72   83.06   81.64
20-Sep-00   88.96   76.64   74.55
27-Sep-00   85.65   72.69   71.08
4-Oct-00    85.57   72.12   70.58
11-Oct-00   78.91   65.65   64.18
18-Oct-00   73.91   61.10   59.80
25-Oct-00   77.00   63.99   62.17
1-Nov-00    77.92   63.89   62.04
8-Nov-00    82.86   67.77   67.47
15-Nov-00   81.17   64.99   64.78
22-Nov-00   79.44   64.53   64.32
29-Nov-00   82.19   65.73   65.42
6-Dec-00    84.50   67.16   67.06
13-Dec-00   88.13   67.79   69.76
20-Dec-00   84.05   63.97   66.10
29-Dec-00   79.75   60.09   60.39

Since June 30, 2000, the Fund has been reducing its investment exposure to the information technology sector as many technology companies are believed to be overvalued. Several U.S. information technology companies began to issue profit warnings in September 2000 as the Nasdaq continued its decline. Although the recent earnings reports of large Indian information technology companies were positive, the general perception among investors worldwide is that growth in this sector will continue to decline.

At special meetings of the Board of Directors in October and November 2000, the Board of Directors of the Fund authorized the Fund to conduct a tender offer for up to 40% of the outstanding shares of common stock for cash at a price equal to the NAV per share as of the close of regular trading on the New York Stock Exchange on February 16, 2001, the termination date of the tender offer. In accordance with the tender offer, the Fund accepted 3,932,244.17 shares for payment on February 27, 2001 at a price of $13.93 per share, which was the net asset value per share on the termination date.

On January 12, 2001, the Fund paid a long-term capital gain distribution of $0.4668 per share to shareholders of record on December 28, 2000.

During the twelve months ended December 31, 2000, the Fund's rupee NAV decreased 36.29% while the BSESI decreased 20.65%.

The Fund held equity positions in 108 companies at December 31, 2000 compared to 119 positions at June 30, 2000. At December 31, 2000, the top 20 holdings in the portfolio accounted for 56.97% of net assets compared to 72.57% at June 30, 2000.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Holdings -- December 31, 2000
---------------------------------------------------------

    The Fund had equity positions in 108 companies at December 31, 2000. The top 20 holdings as of this date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Hindustan Lever Ltd. .............................            5.65%
 2.   Hero Honda Motors Ltd. ...........................            5.27
 3.   Satyam Computer Services Ltd. ....................            5.22
 4.   ITC Ltd. .........................................            5.20
 5.   Software Solutions Integrated Ltd. ...............            3.93
 6.   Reliance Industries Ltd. .........................            3.67
 7.   Infosys Technologies .............................            3.65
 8.   SmithKline Beecham Consumer Healthcare Ltd. ......            2.68
 9.   Aurobindo Pharmaceuticals Ltd. ...................            2.27
10.   Sun Pharmaceuticals Industries Ltd. ..............            2.20
11.   NIIT Ltd. ........................................            2.03
12.   Nestle India Ltd. ................................            2.01
13.   Punjab Tractors Ltd. .............................            2.00
14.   DSQ Software Ltd. ................................            1.93
15.   Zee Telefilms Ltd. ...............................            1.81
16.   Global Tele Systems Ltd. .........................            1.65
17.   Dr. Reddys Laboratories ..........................            1.53
18.   Shonkh Technologies ..............................            1.45
19.   Mahindra & Mahindra Ltd. .........................            1.44
20.   Himachal Futuristics Ltd. ........................            1.38
                                                                   -----
      Total ............................................           56.97%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 2000 (unaudited)
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--92.76%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--87.25%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
ALUMINUM--1.72%
   40,000   Hindalco Industries Ltd.* ........................  $    632,176
1,507,340   National Aluminum Ltd. ...........................     1,648,451
                                                                ------------
                                                                   2,280,627
                                                                ------------
AQUACULTURE--0.00%
   89,900   Aqua Marine Foods Ltd.* # ........................             0
      100   King International Aqua Ltd.* # ..................             0
                                                                ------------
                                                                           0
                                                                ------------
AUTOMOBILES & AUTO ANCILLARIES--8.82%
   39,614   Exide Industries Ltd. ............................        95,810
  373,769   Hero Honda Motors Ltd.* ..........................     6,997,760
  601,596   Mahindra & Mahindra Ltd.* ........................     1,909,951
  668,700   Punjab Tractors Ltd. .............................     2,649,444
   31,432   Telco Ltd.* ......................................        59,188
                                                                ------------
                                                                  11,712,153
                                                                ------------
CEMENT--0.93%
   66,790   Gujarat Ambuja Cement+ ...........................       226,210
    9,285   Madras Cements Ltd.* .............................     1,008,123
                                                                ------------
                                                                   1,234,333
                                                                ------------
CERAMICS/GRANITES--0.00%
  454,850   Grapco Industries Ltd.* # ........................             0
                                                                ------------
CHEMICALS & DYES--0.35%
   25,073   Colour Chemicals Ltd.* ...........................        43,346
  151,811   Syngenta India Ltd.*# ............................       419,041
                                                                ------------
                                                                     462,387
                                                                ------------
COMPUTER HARDWARE--0.55%
   50,000   HCL Technology Ltd. ..............................       575,139
   29,800   Moser Baer India Ltd. ............................       152,671
                                                                ------------
                                                                     727,810
                                                                ------------
COMPUTER SOFTWARE--16.11%
  168,956   Cybertech Systems & Software Ltd. ................       200,880
  303,600   DSQ Software Ltd.* ...............................     2,554,389
   14,022   Hughes Software System* ..........................       256,394
   39,650   Infosys Technologies+ ............................     4,846,295
   26,029   InfoTech Enterprises Ltd. ........................       100,648
  231,990   Mastek Ltd. ......................................     1,172,126
  999,670   Satyam Computer Services Ltd. ....................     6,922,522
  384,000   Shonkh Technologies* .............................     1,926,992
  141,466   Silverline Industries Ltd. .......................       752,182
  868,117   Sonata Software Ltd. .............................       844,313
    1,600   Trigyn Technologies Ltd.* ........................         9,560
   34,800   Wilpro Ltd.* .....................................     1,793,974
                                                                ------------
                                                                  21,380,275
                                                                ------------
COMPUTER TRAINING--5.95%
   78,934   NIIT Ltd.* .......................................     2,689,133
  169,884   Software Solutions Integrated Ltd. ...............     5,208,975
                                                                ------------
                                                                   7,898,108
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
December 31, 2000 (unaudited)
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
CONSUMER DURABLES--0.09%
  250,000   Polar Industries Ltd.* ...........................  $    125,857
                                                                ------------
CONSUMER PRODUCTS--7.08%
   49,800   Archies Greetings & Gifts Ltd.* ..................       165,040
  119,627   Colgate Palmolive India* .........................       427,075
1,696,432   Hindustan Lever Ltd. .............................     7,499,116
    3,453   India Shaving Products Ltd.* .....................        51,166
    4,000   Marico Industries Ltd. ...........................        21,242
   37,356   Nirma Ltd. .......................................       563,261
   17,206   Procter & Gamble India Ltd. ......................       256,192
  949,204   Vashisti Detergents Ltd.* ........................       415,836
                                                                ------------
                                                                   9,398,928
                                                                ------------
DIVERSIFIED--9.74%
  359,257   ITC Ltd.* ........................................     6,900,382
  274,779   Larsen & Toubro Ltd.* ............................     1,151,682
  671,033   Reliance Industries Ltd.* ........................     4,873,183
                                                                ------------
                                                                  12,925,247
                                                                ------------
ELECTRICALS--0.29%
   63,297   Siemens India Ltd. ...............................       389,098
                                                                ------------
ENGINEERING--1.56%
   85,000   Bharat Heavy Electric Ltd. .......................       297,719
  450,000   Cummins India Ltd. ...............................       805,913
  145,000   Growel Times Ltd.* # .............................             0
   90,354   Thermax Ltd.* ....................................       191,238
   74,070   Wartsila Diesel India Ltd.* ......................       236,427
4,999,680   Welspun Syntex Ltd.* .............................       535,527
    1,650   Western Paques (India) Ltd.* # ...................             0
                                                                ------------
                                                                   2,066,824
                                                                ------------
FERTILIZERS--0.74%
    4,073   Gujarat Narmada Valley Fertilizers Company
              Ltd. ...........................................         2,351
   46,855   Hindustan Lever Chemicals Ltd.* ..................       189,759
  845,950   Indo Gulf Corp. Ltd.* ............................       786,509
                                                                ------------
                                                                     978,619
                                                                ------------
FINANCE & LEASING--0.37%
  120,000   Credit Rating Information Services of India
              Ltd.* ..........................................       487,147
                                                                ------------
FOOD & AGRO PRODUCTS--4.70%
  307,000   Agritech Hatcheries & Foods Ltd.* # ..............             0
  227,350   Nestle India Ltd.* ...............................     2,673,116
  379,332   SmithKline Beecham Consumer Healthcare Ltd. ......     3,560,910
                                                                ------------
                                                                   6,234,026
                                                                ------------
HOTELS--1.23%
  368,525   EIH Ltd.* ........................................     1,609,336
   47,410   Hotel Leela Venture Ltd. (new shares)* ...........        24,274
                                                                ------------
                                                                   1,633,610
                                                                ------------
HOUSING & CONSTRUCTION--0.00%
   27,950   NCL Seccolor Ltd.* # .............................             0
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
IRON & STEEL--1.25%
  300,000   Asian Alloys Ltd.* # .............................  $          0
  421,000   Kanakdhara Steel Ltd.* # .........................             0
  527,064   Tata Iron & Steel*+ ..............................     1,468,959
  964,205   Welspun Gujarat Stahl Rohren Ltd.* ...............       196,229
                                                                ------------
                                                                   1,665,188
                                                                ------------
MEDIA--2.41%
   86,330   Crest Communications Ltd.* .......................       265,574
   20,000   Pentamedia Graphics* .............................       126,328
   48,261   SRI Adhikari Bros. Telecommunications Network ....       213,494
   33,661   Television Eighteen India* .......................       187,018
  405,000   Zee Telefilms Ltd. ...............................     2,403,278
                                                                ------------
                                                                   3,195,692
                                                                ------------
PAINTS/DYES/RUBBER--0.04%
   25,685   Ciba Specialty Chemicals Ltd.* ...................        46,743
                                                                ------------
PESTICIDES/AGROCHEMICALS--1.26%
  149,311   Novartis India Ltd.* .............................     1,675,111
                                                                ------------
PETROLEUM--2.65%
  138,400   Bharat Petroleum Corp. Ltd. ......................       360,083
  508,350   Hindustan Petroleum Corp. Ltd. ...................     1,533,871
1,338,630   Reliance Petroleum Ltd.* .........................     1,623,103
                                                                ------------
                                                                   3,517,057
                                                                ------------
PHARMACEUTICALS--12.58%
  283,344   Aurobindo Pharmaceuticals Ltd.* ..................     3,016,751
   42,368   Burroughs Wellcome India Ltd.* ...................       264,891
   53,256   Cipla Ltd.* ......................................     1,191,015
   74,501   Dr. Reddys Laboratories ..........................     2,031,222
   39,540   E. Merck India Ltd.* .............................       366,431
   24,223   Fulford India Ltd.* ..............................       107,416
   54,254   German Remedies Ltd. .............................       565,030
  109,860   Hoechst Marion Roussel Ltd.* .....................     1,137,785
   14,532   Knoll Pharmaceuticals Ltd.* ......................       108,757
  570,161   Morepen Laboratories Ltd. ........................     1,464,488
   90,906   Orchid Chemicals & Pharmaceuticals Ltd.* .........       202,922
  111,400   Pfizer Ltd.* .....................................     1,455,383
   84,000   Ranbaxy Labs* ....................................     1,209,614
  253,672   Sun Pharmaceuticals Industries Ltd.* .............     2,924,999
   10,861   Wockhart Life Sciences Ltd.* .....................         7,445
   45,500   Wockhart Pharmaceutical* .........................       415,134
   33,750   Wyeth Lederle Ltd.* ..............................       229,916
                                                                ------------
                                                                  16,699,199
                                                                ------------
PLASTICS/PIPES--0.00%
      300   Uniplas India Ltd.* ..............................             6
                                                                ------------
POWER & ENERGY--0.39%
  122,298   BSES Ltd.* .......................................       519,138
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 2000 (unaudited)

----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       ------------
TELECOMMUNICATIONS & CABLE--4.32%
  127,250   Global Tele Systems Ltd.* ........................  $  2,186,258
   67,000   Himachal Futuristics Ltd.* .......................     1,832,883
  350,790   Mahanagar Telephone Nigam Ltd. ...................     1,345,897
   73,200   Shyam Telecom Ltd. ...............................       369,372
                                                                ------------
                                                                   5,734,410
                                                                ------------
TEXTILES--0.98%
  209,697   Grasim Industries Ltd.* ..........................     1,297,803
   46,200   K.G. Denim Ltd.* .................................         3,167
                                                                ------------
                                                                   1,300,970
                                                                ------------
MISCELLANEOUS--1.14%
  220,746   Hindustan Zinc Ltd.* .............................        90,322
  277,500   Modiluft Ltd.* ...................................        72,526
   84,844   Navneet Publications Ltd.* .......................       288,084
  250,000   Shree Rama Multi-Tech. Ltd. ......................       322,140
   26,800   Skyline Nepc Ltd.* ...............................           861
  107,700   South East Asia Marine Engineering* ..............       157,351
  152,000   TamilNadu Hospitals Ltd.* # ......................             0
  400,000   Tejoomal Industries Ltd.* # ......................             0
   43,900   Vikas WSP Ltd.* ..................................       587,120
                                                                ------------
                                                                   1,518,404
                                                                ------------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$90,185,455).......   115,806,967
                                                                ------------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------
NON-CONVERTIBLE DEBENTURES --0.15%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
---------------------                                                                 ------------
           Rs. 12,938   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each;
                          redeemable starting 1/14/01*#.............................  $    200,530
               15,000   16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each;
                          redeemable starting 1/02/00*#.............................             0
                                                                                      ------------
TOTAL NON-CONVERTIBLE DEBENTURES (cost--$890,508)...................................       200,530
                                                                                      ------------

--------------------------------------------------------------------------------
BANK DEPOSIT --5.36%
--------------------------------------------------------------------------------

              331,800   Banque Nationale de Paris, 7.00%, due 01/02/01
                          (cost--$7,107,969)........................................     7,107,969
                                                                                      ------------
TOTAL INVESTMENTS IN INDIA (cost--$98,183,932)......................................   123,115,466
                                                                                      ------------

OTHER INVESTMENTS--4.06%
--------------------------------------------------------------------------------

TIME DEPOSIT--4.06%
--------------------------------------------------------------------------------

 US$ 5,388   Brown Brothers Harriman & Co. Grand Cayman,
               4.815%, due 01/02/01 @ (cost--$5,388,459).......     5,388,459
                                                                 ------------
TOTAL INVESTMENTS (cost--$103,572,391)--96.82%.................   128,503,925
Other assets in excess of liabilities--3.18%...................     4,218,405
                                                                 ------------
NET ASSETS (equivalent to $13.50 per share; applicable to
  9,830,611 shares outstanding)--100%..........................  $132,722,330
                                                                 ============

------------------------------

   Rs   --    Indian Rupees
    +         Affiliated security. Deemed as such because a Director of
              the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued securities, aggregating $619,571 or 0.47% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2000 (unaudited)
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$100,062,847)...................  $121,962,461
    Investments in affiliated securities, at value
     (cost--$3,509,544)...........................     6,541,464  $128,503,925
                                                    ------------
    Indian Rupees, at value (cost $10,720,401)....                  10,716,288
    Receivable for investments sold...............                   2,058,856
    Dividends and interest receivable.............                      65,469
    Prepaid expenses and other assets.............                     112,619
                                                                  ------------
        Total assets..............................                 141,457,157
                                                                  ------------

LIABILITIES
    Distribution payable..........................                   4,588,929
    Deferred Indian withholding taxes.............                   3,529,260
    Investment advisory fee payable...............                      73,615
    Trust administrator fee payable...............                      42,000
    Administrator fee payable.....................                      19,013
    Payable for investments purchased.............                       4,099
    Accrued expenses and other liabilities........                     477,911
                                                                  ------------
        Total liabilities.........................                   8,734,827
                                                                  ------------

NET ASSETS
    Common stock, $0.01 par value; 9,830,611
     shares issued and outstanding
      (50,000,000 shares authorized)..............                      98,306
    Additional paid-in capital....................                 113,347,650
    Accumulated net investment loss...............                  (3,305,527)
    Accumulated net realized loss.................                  (1,069,479)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees (net of deferred Indian
     withholding tax of $3,529,260)...............                  23,651,380
                                                                  ------------
                                                                  $132,722,330
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $13.50
                                                                  ============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 2000 (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $   329,839
    Dividends from affiliated securities...................................        4,723
    Interest...............................................................      235,582  $     570,144
                                                                             -----------

EXPENSES
    Advisory fees..........................................................      459,167
    Custodian and accounting fees..........................................      412,681
    Legal and audit fees...................................................      302,241
    Trust administration fees..............................................      242,660
    Administration fees....................................................      118,476
    Directors' fees and expenses...........................................       91,369
    Insurance expense......................................................       89,043
    Reports to shareholders................................................       55,216
    Transfer agent fees....................................................       20,404
    Mauritius administration fees and other expenses.......................       14,900
    Registration fees......................................................       11,973
    Miscellaneous..........................................................       16,818      1,834,948
                                                                             -----------  -------------
    Net investment loss before taxes.......................................                  (1,264,804)
    Deferred Indian withholding tax benefit................................                      17,489
                                                                                          -------------
    Net investment loss....................................................                  (1,247,315)
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments--unaffiliated securities..............    1,818,713
    Net realized gain on investments--affiliated securities................      641,948
    Deferred Indian withholding tax benefit................................    3,915,017
                                                                             -----------
    Net realized gain on investments.......................................                   6,375,678
    Net realized loss on foreign currency transactions.....................                     (86,162)
    Net change in unrealized appreciation/depreciation of:
        Investments (net of decrease in deferred Indian withholding tax of
        $5,314,159)........................................................                 (42,423,468)
        Other assets and liabilities denominated in Indian Rupees..........                     167,963
                                                                                          -------------
    Net realized and unrealized loss on investments
      and foreign currency transactions....................................                 (35,965,989)
                                                                                          -------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $ (37,213,304)
                                                                                          =============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                    FOR THE SIX MONTHS
                                                          ENDED          FOR THE YEAR
                                                    DECEMBER 31, 2000       ENDED
                                                       (UNAUDITED)      JUNE 30, 2000
                                                    ------------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment loss...........................    $    (1,247,315)   $ (1,519,778)
    Net realized gain on investments and foreign
      currency transactions.......................          6,289,516      13,750,155
    Net change in unrealized
      appreciation/depreciation of investments and
      other assets and liabilities denominated in
      Indian Rupees...............................        (42,255,505)     29,052,213
                                                      ---------------    ------------
    Total from investment operations..............        (37,213,304)     41,282,590
                                                      ---------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net realized capital gains...............         (4,588,929)       --
                                                      ---------------    ------------
Net increase (decrease) in net assets.............        (41,802,233)     41,282,590

NET ASSETS
    Beginning of period...........................        174,524,563     133,241,973
                                                      ---------------    ------------
    End of period.................................    $   132,722,330    $174,524,563
                                                      ===============    ============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2000 (unaudited)
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States, requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in-capital.

On December 18, 2000, the Fund declared a long-term capital gain distribution of $0.4668 per share payable on January 12, 2001 to shareholders of record as of December 28, 2000.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, majority-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. Two officers of the Mauritius Administrator are also directors of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $24,931,534 was composed of gross appreciation of $47,635,291 for those investments having an excess of value over cost and gross depreciation of $22,703,757 for those investments having an excess of cost over value.

For the six months ended December 31, 2000, aggregate purchases and sales of portfolio securities, excluding short term securities, were $6,501,951 and $29,014,461, respectively.

At December 31, 2000, the Fund owned securities valued at approximately $1,770 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $230,658 for the six months ended December 31, 2000 for legal services to a law firm of which the Fund's assistant secretary is a partner.

For the six months ended December 31, 2000, the Fund paid approximately $2,405, $1,502, $587, $459 and $237 in brokerage commissions to IDBI Capital Markets, UTI Securities Exchange Ltd., ABN Amro Asia Equities, DSP Merrill Lynch and Investsmart India Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. Remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. However, under current Indian tax law, dividend distributions made between April 1999 and March 2002 from the Trust to the Fund are exempt from the 10% withholding tax. Accordingly, on November 8, 2000, the amount of the accrual for net deferred Indian withholding taxes was reduced by $4,103,496 in connection with the Fund's announcement of a Tender Offer (see Note 7), which represented the aggregate accrued Indian withholding tax on net investment income and undistributed net realized gains of the Trust as of that date. Further, the 10% Indian withholding tax was not accrued on any net investment income and realized gains generated by the Trust subsequent to November 8, 2000 to the extent such income and gains were expected to be distributed by the Trust to pay for shares tendered in the Tender Offer. If the Fund required further funds to pay for shares tendered in the Tender Offer or otherwise, it may have been necessary for the Fund to redeem units it holds in the Trust, and the remittance of such redemption proceeds might not have been exempt from

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
the withholding tax. Through February 22, 2001, the Fund continued to accrue for such withholding taxes on net unrealized gains derived in India. At December 31, 2000, $3,529,260 in aggregate net deferred Indian withholding taxes payable were accrued by the Fund on net unrealized appreciation of investments held by the Trust.

Upon its registration as a foreign company in Mauritius, the Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It will, however, be entitled to a tax credit equivalent to the higher of the foreign taxes paid and 90% of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 1.5%. There is no capital gains tax in Mauritius. For the six months ended December 31, 2000, no provision for Mauritius taxes is considered necessary as a result of a net investment loss incurred by the Fund. The Fund continues to comply with the tests and conditions and the related requirements to be eligible for the benefits of the double taxation treaty between Mauritius and India.

On February 22, 2001, the Trust received an authorization dated February 15, 2001 from the Indian tax authorities indicating that no taxes (I.E., capital gains tax) will be withheld in India on remittance of proceeds to the Fund in Mauritius from the redemption of units the Fund holds in the Trust. Accordingly, the Fund reversed the entire accrued Indian withholding tax as of February 28, 2001 (the first net asset valuation date after February 22, 2001) amounting to $2,306,973 ($0.39 per share). Further, relying on the authorization received from the Indian tax authorities referred to above, which is valid for remittances of redemption proceeds through March 31, 2001, beginning
February 28, 2001 the Fund will not accrue any deferred Indian withholding tax on net investment income, net realized gains or net unrealized appreciation recorded by the Trust.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws, the position of the Indian tax authorities or in the tax treaty between India and Mauritius.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------

NOTE 7  CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended December 31, 2000 or for the year ended June 30, 2000.

At special meetings of the Board of Directors in October and November 2000, the Board of Directors approved a tender offer for the Fund to purchase up to 40% of the outstanding shares (or 3,932,244.17 shares) of its common stock for cash at a price equal to the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. In connection with the tender offer, the Fund purchased 3,932,244.17 shares of common stock at a total cost of $54,776,173.

NOTE 8  CREDIT FACILITY

The Fund entered into a credit facility (the "Credit Facility") of Indian Rupees 310,000,000 ($7,126,437) from UTI Bank Ltd. ("UTI Bank"), an affiliate of the Investment Adviser, at an interest rate of 15.81% per annum. For the six months ended December 31, 2000, the Fund did not utilize the Credit Facility.

NOTE 9  CONCENTRATION OF RISK

At December 31, 2000, substantially all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                             FOR THE
                                         SIX MONTHS ENDED                      FOR THE YEAR ENDED JUNE 30,
                                        DECEMBER 31, 2000     -------------------------------------------------------------
                                           (UNAUDITED)          2000         1999         1998         1997         1996
                                           -----------          ----         ----         ----         ----         ----
Net asset value, beginning of
  period............................           $17.75           $13.55       $ 9.56       $12.52       $13.67       $15.86
                                             --------         --------     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income (loss) before
  tax...............................            (0.13)           (0.15)       (0.11)       (0.07)       (0.05)        0.11 *
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment income (loss)..........             0.00 @          (0.00)@       0.03         0.02         0.02        (0.01)*
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............            (4.59)            4.82         4.51        (3.06)       (1.16)       (1.47)*
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................             0.94            (0.47)       (0.48)        0.15         0.12         0.03*
                                             --------         --------     --------     --------     --------     --------
Total income (loss) from investment
  operations........................            (3.78)            4.20         3.95        (2.96)       (1.07)       (1.34)
                                             --------         --------     --------     --------     --------     --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income..........         --                  --           --           --           (0.08)       --
From net realized gain on
  investments.......................            (0.47)           --           --           --           --           --
In excess of net realized gain on
  investments.......................         --                  --           --           --           --           (0.35)
                                             --------         --------     --------     --------     --------     --------
Total dividends and distributions to
  shareholders......................            (0.47)           --           --           --           (0.08)       (0.35)
                                             --------         --------     --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS
Capital contributions from
  Investment Adviser................         --                  --            0.04        --           --           --
Dilutive effect of rights
  offering..........................         --                  --           --           --           --           (0.37)
Offering costs charged and
  adjustments to additional paid-in
  capital...........................         --                  --           --           --           --           (0.13)
                                             --------         --------     --------     --------     --------     --------
Total capital share transactions....         --                  --            0.04        --           --           (0.50)
                                             --------         --------     --------     --------     --------     --------
Net asset value, end of period......           $13.50           $17.75       $13.55       $ 9.56       $12.52       $13.67
                                             ========         ========     ========     ========     ========     ========
Market value, end of period.........           $11.25           $11.38       $ 9.56       $ 7.25       $13.38       $14.63
                                             ========         ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN (a).........             2.09%           19.04%       31.90%      (45.79)%      (7.98)%     (15.88)%
                                             ========         ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)..........................         $132,722         $174,525     $133,242      $93,957     $123,086     $134,329
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................             2.37%+           1.94%        2.51%        2.32%        2.37%        2.17%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................             2.34%+           1.95%        2.21%        1.87%        2.23%        2.24%
Ratio of net investment income
  (loss) to average net assets......            (1.61)%+         (0.79)%      (0.70)%      (0.18)%      (0.26)%       0.72%
Portfolio turnover..................                4%              20%          30%          23%          31%          10%

----------------------------------
 @ Net deferred Indian withholding (tax)/tax benefit on net investment income for Indian tax purposes equivalent to $0.0018 and ($0.0017) per share for the six months ended December 31, 2000 and the year ended June 30, 2000, respectively.
 * Based on average shares outstanding.
 + Annualized.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets) for the years ended June 30, 2000 and 1999, respectively.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (201) 318-4150
Fax Number (201) 533-2847

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030
Toll free 1-800-331-1710

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
Pierre Dinan
Uday Kumar Gujadhur
Thomas L. Hansberger
Ishaat Hussain
N.R. Narayan Murthy
Christopher Reeves
P.S. Subramanyam

OFFICERS
P.S. Subramanyam, CHAIRMAN OF THE BOARD & PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS OR CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   SEMI-ANNUAL REPORT
   DECEMBER 31, 2000